TWO OAKS DIVERSIFIED GROWTH

AND INCOME FUND

Class A (Symbol: TWOAX)

Class C (Symbol: TWOCX)

Supplement No. 1 dated April 20, 2017

to the Prospectus dated July 29, 2016,

This Supplement contains new and additional information that supersedes any contrary information contained in the Two Oaks Diversified Growth and Income Fund (the “Fund”) current Prospectus, and should be read in conjunction with the Prospectus. All capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

CLASS A SALES CHARGE WAIVERS

The following bullet point is hereby added as the last bullet point of the Section “Waiving Your Class A Sales Charge” on pages 12-13 of the Prospectus:

•	Investors purchasing Class A shares during certain promotional periods and events.

Please retain this Supplement with your Prospectus for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-896-6257.